                           AMENDMENT NO. 3 AND WAIVER


                          Dated as of November 7, 1995

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 14, 1994

          CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below), the banks that are parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents (the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as Agent (the "Agent"), agree as follows:


                                    ARTICLE I

                              AMENDMENTS AND WAIVER

          Section 1.1. CREDIT AGREEMENT. Reference is made to (i) the Fourth Amended and Restated Credit Agreement dated as of October 14, 1994, as amended by Amendment No. 1 thereto, dated as of March 6, 1995, and as further amended by Amendment No. 2 and Waiver thereto, dated as of September 28, 1995, among the Company, the Restricted Subsidiaries, the Banks, the Co-Agents and the Agent (as so amended, the "Credit Agreement") and (ii) the CSC/CNYC Adjustment Agreement dated October 14, 1994 (the "Adjustment Agreement"), between the Company and the Agent. Terms used in this Amendment No. 3 and Waiver (this "Amendment") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Amendment (the "Amended Credit Agreement") is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 1.2. AMENDMENTS. Upon and after the Effective Date (as defined in Section 1.6 hereof) (except as provided in Section 1.6(b)):

          (a)  Section 1.01 of the Credit Agreement shall be amended by:

               (i)   restating the definition of "FREE CASH FLOW

COVERAGE RATIO" therein to read as follows:

               "FREE CASH FLOW COVERAGE RATIO" shall mean, as of the last day of any four consecutive Quarter period (the "Test Period"), the ratio of

     (a)  the Operating Cash Flow for such Test Period

          PLUS (x) CNJ Availability as of the first day of such Test Period

          PLUS (y) the lesser of

               (i) (A) the Total Available Revolving Credit Commitment as of the first day of such Test Period (less the aggregate principal amount of the Revolving Credit Loans and Letter of Credit Liabilities then outstanding on such day) PLUS (B) Net Cash Proceeds from New Preferred Stock, New Common Stock and New Subordinated Debt issued during such Test Period, in each case to the extent such Net Cash Proceeds do not constitute Refunding Proceeds, MINUS (C) the amount of any reduction in the Total Commitment pursuant to Section 2.04(c)(1)(A) or (C) during such Test Period MINUS (D) the amount of any increase in the limit on unspecified Investments during such Test Period as specified in a notice to the Agent provided for in clauses (A) and (B) of the first proviso contained in Section 9.16(ix), and

               (ii)  $150,000,000

          MINUS (z) the aggregate amount of capital expenditures made and taxes paid in cash during such Test Period, to

     (b) Total Debt Expense for such Test Period.


               (ii) inserting therein the following definition in the proper alphabetical order:

               "UNRESTRICTED NEW SUBORDINATED DEBT" shall mean any New Subordinated Debt incurred, issued or sold by the Company after November 1, 1995, PROVIDED that such New Subordinated Debt (i) shall be unsecured, (ii) shall have a commercially reasonable interest rate (which rate shall be deemed commercially reasonable if such New Subordinated Debt is sold by a member of the National Association of Securities Dealers, Inc. in an underwritten offering), (iii) shall have terms no more restrictive or burdensome than the most restrictive and burdensome applicable terms of any other New Subordinated Debt (which condition shall be deemed satisfied if such terms are no more restrictive than the terms contained in the Company's Indenture dated as of

     April 1, 1993 between the Company and The Bank of New York, as Trustee, as in effect on November 1, 1995, relating to the Company's 9 7/8% Senior Subordinated Debentures due 2023), and (iv) shall be neither (A) redeemable, payable or required to be purchased or otherwise retired or extinguished in whole or in part at a fixed or determinable date (whether by operation of a sinking fund or otherwise) at the option of any Person other than the Company or upon the occurrence of a condition not solely within the control of the Company (such as a redemption required to be made out of future earnings) nor (B) convertible into any other Indebtedness or capital stock of the Company that may be so retired, extinguished or converted, in the case of clause (A) or (B) above, at any time before the date that is two years after the Commitment Termination Date as in effect at the time of the incurrence, issuance or sale of such New Subordinated Debt.


          (b) Section 2.04(a)(i) of the Credit Agreement shall be amended by deleting the columns set forth therein under the headings "(x)" and "(y)" and entitled "QUARTERLY DATE FALLING ON OR NEAREST TO" and "TERM REDUCTION AMOUNT" respectively and inserting in lieu thereof the following:

          Quarterly Date                     Term
     Falling on or Nearest to           Reduction Amount
     ------------------------           ----------------

     June 30, 1997                         $12,000,000
     September 30, 1997                    $12,000,000
     December 31, 1997                     $12,000,000
     March 31, 1998                        $15,000,000
     June 30, 1998                         $15,000,000
     September 30, 1998                    $15,000,000
     December 31, 1998                     $15,000,000
     March 31, 1999                        $20,000,000
     June 30, 1999                         $20,000,000
     September 30, 1999                    $20,000,000
     December 31, 1999                     $20,000,000
     March 31, 2000                        $20,000,000
     June 30, 2000                         $20,000,000
     September 30, 2000                    $20,000,000
     December 31, 2000                     $20,000,000
     March 31, 2001                        $20,000,000
     June 30, 2001                         $20,000,000
     September 30, 2001                    $20,000,000
     December 31, 2001                     $20,000,000
     March 31, 2002                        $10,000,000
     June 30, 2002                         $10,000,000
     September 30, 2002                    $10,000,000
     December 31, 2002                     $10,000,000
     March 31, 2003                        $12,000,000
     June 30, 2003                         $12,000,000

          (c) Section 2.04(a)(ii) of the Credit Agreement shall be amended by deleting the columns set forth therein under the headings "(x)" and "(y)" and entitled "QUARTERLY DATE FALLING ON OR NEAREST TO" and "REVOLVING CREDIT REDUCTION AMOUNT" respectively and inserting in lieu thereof the following:

          Quarterly Date                Revolving Credit
     Falling on or Nearest to           Reduction Amount
     ------------------------           ----------------

     December 31, 1996                     $10,500,000
     March 31, 1997                         $6,500,000
     June 30, 1997                         $17,000,000
     September 30, 1997                    $17,000,000
     December 31, 1997                     $17,000,000
     March 31, 1998                        $26,125,000
     June 30, 1998                         $26,125,000
     September 30, 1998                    $26,125,000
     December 31, 1998                     $26,125,000
     March 31, 1999                        $36,875,000
     June 30, 1999                         $36,875,000
     September 30, 1999                    $36,875,000
     December 31, 1999                     $36,875,000
     March 31, 2000                        $43,500,000
     June 30, 2000                         $43,500,000
     September 30, 2000                    $43,500,000
     December 31, 2000                     $43,500,000
     March 31, 2001                        $51,250,000
     June 30, 2001                         $51,250,000
     September 30, 2001                    $51,250,000
     December 31, 2001                     $51,250,000
     March 31, 2002                        $50,250,000
     June 30, 2002                         $50,250,000
     September 30, 2002                    $50,250,000
     December 31, 2002                     $50,250,000
     March 31, 2003                        $62,500,000
     June 30, 2003                         $62,500,000


          (d) Section 2.04(c)(i)(A) shall be amended by (i) inserting the words "(other than Unrestricted New Subordinated Debt)" after the words "New Subordinated Debt" the first time such words are used therein, and (ii) deleting the second proviso therein in its entirety.

          (e) Section 3.01(a) shall be amended by (i) deleting the word "Loans" the second time such word appears in the third line thereof and inserting in lieu thereof the words "Base Rate Loans on any Business Day if prior notice is given to the Agent before 11:00 a.m. New York time on such day (and if such notice is received by the Agent after 11:00 a.m. New York time, on the next succeeding Business Day), and Eurodollar Loans", and (ii) deleting the parenthetical beginning in the fourth line thereof and inserting in lieu thereof the parenthetical "(and the Agent shall promptly notify the Banks in each case of such notice)".

          (f) Section 3.01(b)(iii) shall be amended by (i) deleting the words "to the extent that the aggregate principal amount of such New Subordinated Debt, together with all other New Subordinated Debt incurred, issued or sold on or after the Effective Date, does not exceed $200,000,000 or" in the proviso in the first sentence thereof, and (ii) inserting the words "(other than Unrestricted New Subordinated Debt)" after the words "New Subordinated Debt" the first time such words are used in the second sentence thereof.

          Section 1.3. ARSENAL MSUB 2 INC. (V CABLE LONG ISLAND). The parties hereto agree that the Company may designate each of Arsenal MSub 2 Inc. ("Arsenal") and its Subsidiaries a "Restricted Subsidiary" for all purposes under the Amended Credit Agreement by giving a notice captioned "Designation of Arsenal as Restricted Subsidiary" to the Agent, PROVIDED that, concurrently with the giving of such notice, the Company shall (i) comply with the requirements of clauses (i), (ii) and (iii) of Section 9.08(a) of the Amended Credit Agreement as such clauses would be applied to Arsenal and its Subsidiaries as if each were a "New Subsidiary", and (ii) certify to the Agent that, as of the date of such notice, (A) outstanding Consolidated Indebtedness of Arsenal and its Subsidiaries before giving effect to such new designation does not exceed $250,000,000 and (B) no Default has occurred and is continuing under the Amended Credit Agreement both before and after giving effect to such new designation. Upon the giving of such notice and compliance with such requirements, all references to "Restricted Subsidiaries" and "Unrestricted Subsidiaries" in the Amended Credit Agreement and Schedules 1.01(v) and 1.01(vi) thereto shall be deemed amended to reflect such new designation.

          Section 1.4. WAIVER. Upon and after the Effective Date, the Agent and the Banks shall waive compliance with the requirement set forth in clause
(A)(i)(y) of the Adjustment Agreement, PROVIDED, THAT, notwithstanding such waiver, upon the prepayment of any CNYC Loan, the Company shall comply with the requirements of clause (A)(iii) of the Adjustment Agreement as if the Company had failed to comply with such clause (A)(i)(y).

          Section 1.5. NOTICE. In accordance with the requirements of the definition of "New Subordinated Debt" in Section 1.01 of the Credit Agreement, notice is hereby deemed given by the Company to the Agent of the proposed issuance by the Company on or about November 7, 1995 of its 9 1/4% Senior Subordinated Notes in an aggregate principal amount of $300,000,000 and with a final maturity of November 1, 2005.

          Section 1.6. EFFECTIVE DATE. (a) This Amendment shall become effective (except as provided in clause (b) below) as of the date first written above (the "Effective Date") on the first date when the following conditions shall have been satisfied:

          (i) This Amendment shall have been duly executed and delivered by each of the Company, the Restricted Subsidiaries that are parties to the Credit Agreement, the Agent and the Majority Banks.

          (ii) The Company and the Restricted Subsidiaries shall have provided the Agent (with copies to be provided for each Bank) with:

               (A) certified copies of the name and signature of each of the persons authorized to sign this Amendment on behalf of the Company and such of the Restricted Subsidiaries as are parties hereto;

               (B) an officer's certificate of the Company stating that no Default has occurred and is continuing under the Credit Agreement both before and after giving effect hereto and the amendments to be effected hereby;

               (C) an opinion of Robert Lemle, Esq., General Counsel to the Company and the Restricted Subsidiaries, covering such matters as any Bank or special New York counsel to the Agent may reasonably request; and

               (D) an opinion of Sullivan & Cromwell, special New York Counsel to the Company and the Restricted Subsidiaries, covering such matters as any Bank or special New York counsel to the Agent may reasonably request.

          (b) Notwithstanding the foregoing, the amendments described in Sections 1.2(b) and (c) hereof shall become effective as of the date first written above on the first date when (i) this Amendment shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Agent and each Bank and (ii) the requirements of clause (a)(ii) above shall have been satisfied.

          (c) On the date of the effectiveness of the amendments described in Sections 1.2(b) and (c) hereof, (i) the Revolving Credit Commitment of each Bank shall be increased, and the Term Commitment of each Bank shall be decreased, by an amount equal to (A) $350,000,000 multiplied by (B) the fraction obtained by dividing such Bank's Term Commitment by the Total Term Commitment (both measured as of the date immediately preceding the Effective Date); and (ii) a portion of the outstanding Term Loans specified in writing by the Company equal to $350,000,000 shall be deemed Revolving Credit Loans for all purposes of the Amended Credit Agreement, and the Banks may mark their respective Notes accordingly. After giving effect to the adjustments described in the preceding sentence, (x) the Total Term Commitment and the aggregate amount of Term Loans outstanding shall both be $400,000,000 and (y) the Total Revolving Credit Commitment shall be $1,025,000,000. Promptly after the Effective Date, the

Company shall issue new Revolving Credit Notes to the Banks reflecting the foregoing adjustments in exchange for the Revolving Credit Notes outstanding on the date hereof.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

          (a) POWER; BINDING AGREEMENTS. Each of the Company and such Restricted Subsidiaries has full power, authority and legal right to make and perform this Amendment and the Amended Credit Agreement. This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each of the Company and such Restricted Subsidiaries, enforceable in accordance with their terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors' rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

          (b) AUTHORITY; NO CONFLICT. The making and performance of this Amendment and the Amended Credit Agreement by each of the Company and such Restricted Subsidiaries have been duly authorized by all necessary action and do not and will not (i) violate any provision of any laws, orders, rules or regulations presently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company's or the Restricted Subsidiaries' respective partnership agreements, charters or by-laws presently in effect; (ii) result in the breach of, or constitute a default or require any consent under, any existing indenture or other agreement or instrument to which the Company or any of the Restricted Subsidiaries is a party or by which their respective properties may be bound or affected (other than any breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien (other than those contemplated by the Security Documents) upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

          (c) APPROVAL OF REGULATORY AUTHORITIES. No approval or consent of, or filing or registration with, any federal, state or local commission or other regulatory authority is required in connection with the execution, delivery and performance by the Company and such Restricted Subsidiaries of this Amendment and the Amended Credit Agreement.

          Section 2.2. SURVIVAL. Each of the foregoing representations and warranties shall be made at and as of the Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Amended Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made. Each of the representations and warranties made under the Amended Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.


                                   ARTICLE III

                                  MISCELLANEOUS

          Section 3.1. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

          Section 3.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          Section 3.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.

                              CABLEVISION SYSTEMS CORPORATION, for itself
                                and as a General Partner of Cablevision
                                Finance Limited Partnership


                              By
                                ---------------------------------
                                 Title:

                              CABLEVISION AREA 9 CORPORATION

                              CABLEVISION FAIRFIELD CORPORATION

                              CABLEVISION FINANCE CORPORATION

                              CABLEVISION LIGHTPATH, INC.

                              CABLEVISION OF CLEVELAND GP, INC., for itself
                                and as a General Partner of Cablevision of Cleveland Limited Partnership

                              CABLEVISION OF CLEVELAND LP, INC.

                              CABLEVISION OF CONNECTICUT CORPORATION

                              CABLEVISION OF MICHIGAN, INC.

                              CABLEVISION SYSTEMS DUTCHESS CORPORATION

                              CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

                              CABLEVISION SYSTEMS GREAT NECK CORPORATION

                              CABLEVISION SYSTEMS HUNTINGTON CORPORATION

                              CABLEVISION SYSTEMS ISLIP CORPORATION

                              CABLEVISION SYSTEMS LONG ISLAND CORPORATION

                              CABLEVISION SYSTEMS SUFFOLK CORPORATION

                              CABLEVISION SYSTEMS WESTCHESTER CORPORATION

                              COMMUNICATIONS DEVELOPMENT CORPORATION

                              CSC ACQUISITION CORPORATION

                              CSC ACQUISITION - MA, INC.

                              CSC ACQUISITION - NY, INC.


                              By
                                ---------------------------------
                                 Title:
                                         of each of the above-
                                         named twenty corporations

                              CABLEVISION FINANCE LIMITED PARTNERSHIP

                              By  Cablevision Systems Corporation,
                                  as General Partner

                              CABLEVISION OF CLEVELAND LIMITED
                                 PARTNERSHIP

                              By  Cablevision of Cleveland GP, Inc.,
                                  as General Partner

                              THE TORONTO-DOMINION BANK,
                                Grand Cayman Islands
                                Branch, B.W.I.


                              By
                                ---------------------------------
                                 Title:


                              BANK OF MONTREAL,
                                Chicago Branch,
                                as Bank and Co-Agent


                              By
                                ---------------------------------
                                 Title:


                              THE BANK OF NEW YORK,
                                as Bank and Co-Agent


                              By
                                ---------------------------------
                                 Title:


                              THE BANK OF NOVA SCOTIA,
                                as Bank and Co-Agent


                              By
                                ---------------------------------
                                 Title:


                              THE CANADIAN IMPERIAL BANK
                                OF COMMERCE,
                                as Bank and Co-Agent


                              By
                                ---------------------------------
                                 Title:


                              NATIONSBANK OF TEXAS, N.A.,
                                as Bank and Co-Agent


                              By
                                ---------------------------------
                                 Title:

                              CREDIT LYONNAIS,
                                Cayman Islands Branch


                              By
                                ---------------------------------
                                 Title:


                              MELLON BANK, N.A.


                              By
                                ---------------------------------
                                 Title:


                              ROYAL BANK OF CANADA


                              By
                                ---------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK OF
                                BOSTON


                              By
                                ---------------------------------
                                 Title:


                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)


                              By
                                ---------------------------------
                                 Title:


                              CHEMICAL BANK


                              By
                                ---------------------------------
                                 Title:


                              BANQUE PARIBAS


                              By
                                ---------------------------------
                                 Title:

                              CITIBANK, N.A.


                              By
                                ---------------------------------
                                 Title:


                              THE FIRST NATIONAL BANK
                                OF CHICAGO


                              By
                                ---------------------------------
                                 Title:


                              SHAWMUT BANK CONNECTICUT, N.A.


                              By
                                ---------------------------------
                                 Title:


                              BARCLAYS BANK PLC


                              By
                                ---------------------------------
                                 Title:


                              THE DAIWA BANK, LIMITED


                              By
                                ---------------------------------
                                 Title:


                              CORESTATES BANK, N.A.


                              By
                                ---------------------------------
                                 Title:


                              FIRST UNION NATIONAL BANK OF NORTH
                                CAROLINA


                              By
                                ---------------------------------
                                 Title:

                              THE FUJI BANK, LIMITED,
                                New York Branch


                              By
                                ---------------------------------
                                 Title:


                              LTCB Trust Company


                              By
                                ---------------------------------
                                 Title:


                              NATWEST BANK, N.A.
                              (formerly NATIONAL WESTMINSTER BANK USA)


                              By
                                ---------------------------------
                                 Title:


                              PNC BANK, National Association


                              By
                                ---------------------------------
                                 Title:


                              SOCIETE GENERALE


                              By
                                ---------------------------------
                                 Title:


                              UNION BANK


                              By
                                ---------------------------------
                                 Title:


                              TORONTO DOMINION (TEXAS), INC.,
                                as Agent


                              By
                                ---------------------------------
                                 Title: